                         AGREEMENT OF PURCHASE AND SALE

                            OF THE CAPITAL STOCK OF



                             SELF HEATING CONTAINER
                           CORPORATION OF CALIFORNIA,
                            A California corporation



                                   as ISSUER


                                       BY


                       THE L. L. KNICKERBOCKER CO.,  INC.
                           A California corporation,

                                   as BUYER;



                           DATED September ___, 1996

                                                         EXHIBIT 10.28


                        AGREEMENT OF PURCHASE AND SALE

                            OF THE CAPITAL STOCK OF

                             SELF HEATING CONTAINER
                           CORPORATION OF CALIFORNIA,
                            A California corporation

                                       BY

                       THE L. L. KNICKERBOCKER CO., INC.
                            a California corporation


Tab      Description
---      -----------

 1       Agreement of Purchase and Sale

 2       Exhibit A:   Stockholder Record

 3       Exhibit B:   Letter of Intent dated July 12, 1996

 4       Exhibit C:   Form of Warrant

 5       Exhibit D:   Escrow Agreement

 6       Exhibit E:   Obligations of SHC to issue stock

 7       Exhibit F:   Financial Statement of Issuers

 8       Exhibit G:   Financial Statement of Buyer

                               TABLE OF CONTENTS


RECITALS..................................................................    1

1.   SUBJECT MATTER OF AND CONSIDERATION FOR SALE.........................    1
     --------------------------------------------
     1.1   Transfer of Shares.............................................    1
           ------------------
     1.2   Consideration for Shares.......................................    2
           ------------------------

2.   PAYMENT OF  CONSIDERATION............................................    2
     -------------------------
     2.1   Definitions....................................................    2
           -----------
     2.2   Payments to SHC................................................    3
           ---------------
     2.3   Escrow for Delivery of Shares..................................    3
           -----------------------------

3.   CLOSING AND CLOSING DATE.............................................    3
     ------------------------
     3.1   Time and Place.................................................    4
           --------------
     3.2   At the Closing.................................................    4
           --------------

4.   REPRESENTATIONS AND WARRANTIES OF SHC................................    4
     -------------------------------------
     4.1   Validity of Agreement, etc. ...................................    4
           ---------------------------
     4.2   Ownership of Issuer............................................    4
           --------------------
     4.3   Corporate Organization.........................................    5
           ----------------------
     4.4   Capitalization of the Issuer...................................    5
           -----------------------------
     4.5   Subsidiaries and Affiliates....................................    5
           ----------------------------
     4.6   Financial Condition Of Issuer..................................    5
           -----------------------------
     4.7   Taxes..........................................................    5
           -----
     4.8   Absence of Certain Changes.....................................    6
           --------------------------
     4.9   Title to Properties; Encumbrances..............................    7
           ---------------------------------
     4.10  Patents, Copyrights, Inventions, Trade Secrets, Etc. ..........    7
           ----------------------------------------------------
     4.11  Compliance with Law............................................    7
           -------------------
     4.12  Undisclosed Liabilities........................................    8
           -----------------------
     4.13  Corporate Records..............................................    9
           -----------------
     4.14  Material Misstatements or Omissions............................    9
           -----------------------------------
     4.15  Litigation.....................................................    9
           ----------
     4.16  Permits and Other Operating Rights.............................    9
           ----------------------------------
     4.17  Business Generally.............................................    9
           ------------------
     4.18  Distribution Agreement.........................................   10
           ----------------------
     4.19  Nature of Representations and Warranties.......................   10
           ----------------------------------------

5.   BUYER'S REPRESENTATIONS AND WARRANTIES...............................   10
     --------------------------------------
     5.1   Validity of Agreement, etc. ...................................   10
           ---------------------------
     5.2   Corporate Organization.........................................   10
           ----------------------
     5.3   Capitalization of the Buyer....................................   10
           ---------------------------

     5.4   Subsidiaries and Affiliates....................................   11
           ---------------------------
     5.5   Financial Condition Of Buyer...................................   11
           ----------------------------
     5.6   Taxes..........................................................   11
           -----
     5.7   Absence of Certain Changes.....................................   11
           --------------------------
     5.8   Title to Properties; Encumbrances..............................   13
           ---------------------------------
     5.9   Patents, Copyrights, Inventions, Trade Secrets, Etc. ..........   13
           ----------------------------------------------------
     5.10  Compliance with Law............................................   13
           -------------------
     5.11  Undisclosed Liabilities........................................   14
           -----------------------
     5.12  Corporate Records..............................................   14
           -----------------
     5.13  Material Misstatements or Omissions............................   14
           -----------------------------------
     5.14  Litigation.....................................................   15
           ----------
     5.15  Permits and Other Operating Rights.............................   15
           ----------------------------------
     5.16  Business Generally.............................................   15
           ------------------
     5.17  Experience.....................................................   15
           ----------
     5.18  Investment.....................................................   15
           ----------
     5.19  Rule 144.......................................................   16
           --------
     5.20  No Public Market...............................................   16
           ----------------
     5.21  Access to Data.................................................   16
           --------------
     5.22  Effectiveness of Buyers' Registration Statement................   16
           -----------------------------------------------
     5.23  Buyer's Compliance with Securities Exchange Act of 1934........   16
           -------------------------------------------------------
     5.24  Distribution Agreement.........................................   16
           ----------------------
     5.25  Nature of Representations and Warranties.......................   17
           ----------------------------------------

6.   ISSUER'S PRE-CLOSING COVENANTS AND AGREEMENTS........................   17
     ---------------------------------------------
     6.1   Best Efforts...................................................   17
           ------------
           6.1.1   Regular Course of Business.............................   17
                   --------------------------
           6.1.2   Amendments.............................................   17
                   ----------
           6.1.3   Capital Changes; Dividends; Redemptions; Dilution......   17
                   -------------------------------------------------
           6.1.4   Subsidiaries...........................................   18
                   ------------
           6.1.5   Organization...........................................   18
                   ------------
           6.1.6   Certain Changes........................................   18
                   ---------------
           6.1.7   Access.................................................   19
                   ------
           6.1.8   Obligation to Update Disclosure Schedules..............   19
                   -----------------------------------------

7.   BUYER'S PRE-CLOSING COVENANTS AND AGREEMENTS.........................   19
     --------------------------------------------
     7.1   Access.........................................................   19
           ------
     7.2   Obligation to Update Disclosure Schedules......................   19
           -----------------------------------------
     7.3   Effectiveness of Registration Statement........................   19
           ---------------------------------------

8.   CONDITIONS PRECEDENT TO CLOSING......................................   20
     -------------------------------
     8.1   Conditions Precedent to Obligations of Buyer...................   20
           --------------------------------------------
           8.1.1   Correctness of Representations and Warranties..........   20
                   ---------------------------------------------
           8.1.2   Performance of Covenants and Agreements................   20
                   ---------------------------------------

           8.1.3   Corporate Records......................................   20
                   -----------------
           8.1.4   Corporate Approval.....................................   20
                   ------------------
           8.1.5   Appointment of Officers and Directors..................   20
                   -------------------------------------
           8.1.6   No Government Proceeding or Litigation.................   20
                   --------------------------------------
           8.1.7   Material Change........................................   20
                   ---------------
           8.1.8   Officers' Certificate..................................   21
                   ---------------------
           8.1.9   Opinions of Counsel....................................   21
                   -------------------
     8.2   Conditions Precedent to Obligations of Issuer..................   21
           ---------------------------------------------
           8.2.1   Correctness of Representations and Warranties..........   22
                   ---------------------------------------------
           8.2.2   Performance of Covenants and Agreements................   22
                   ---------------------------------------
           8.2.3   Corporate Records......................................   22
                   -----------------
           8.2.4   Corporate Approval.....................................   22
                   ------------------
           8.2.5   No Government Proceeding or Litigation.................   22
                   --------------------------------------
           8.2.6   Material Change........................................   22
                   ---------------
           8.2.7   Officers' Certificate..................................   22
                   ---------------------
           8.2.8   Opinion of Counsel.....................................   22
                   ------------------
           8.2.9   Effectiveness of Buyers' Registration Statement........   24
                   -----------------------------------------------
           8.2.10  Buyer's Compliance with Securities Exchange Act of 1934   24
                   -------------------------------------------------------
           8.2.11  NASDAQ Listing Effective...............................   24
                   ------------------------
           8.2.12  Receipt of Proceeds....................................   24
                   -------------------
           8.2.13  Exemption for Issuance and Immediate Sale of Warrants..   24
                   -----------------------------------------------------

9.   INDEMNIFICATION......................................................   24
     ---------------
     9.1   Indemnification by Issuer......................................   24
           -------------------------
     9.2   Indemnification by Buyer.......................................   25
           ------------------------
     9.3   Notice and Opportunity to Defend...............................   25
           --------------------------------
     9.4   Indemnification Not a Waiver...................................   25
           ----------------------------

10.  RELATED MATTERS......................................................   25
     ---------------
     10.1   Confidentiality...............................................   25
            ---------------
     10.2   Notices.......................................................   26
            -------
     10.3   Arbitration...................................................   27
            -----------
     10.4   Recovery of Fees and Costs....................................   27
            --------------------------
     10.5   Entire Agreement..............................................   27
            ----------------
     10.6   Section Headings..............................................   27
            ----------------
     10.7   Severability..................................................   28
            ------------
     10.8   Counterparts..................................................   28
            ------------
     10.9   Further Assurances............................................   28
            ------------------
     10.10  Waiver of Compliance..........................................   28
            --------------------
     10.11  Assignment....................................................   28
            ----------
     10.12  Publicity.....................................................   28
            ---------
     10.13  Governing Law Venue...........................................   29
            -------------------
     10.14  Third Parties.................................................   29
            -------------

     10.15   Construction.................................................   29
             ------------
             10.15.1   No Strict Construction.............................   29
                       ----------------------
             10.15.2   Independent Significance...........................   29
                       ------------------------

                         AGREEMENT OF PURCHASE AND SALE
                         ------------------------------

     THIS AGREEMENT OF PURCHASE AND SALE ("Agreement") is made and entered into effective as of September __, 1996, by and among The L. L. Knickerbocker Co., Inc., a California corporation ( "LLK" or "Buyer"), and Self Heating Container Corporation of California, a California corporation ("SHC" or the "Issuer").

                                   RECITALS
                                   --------

     A. The stockholders appearing in the schedule attached hereto as Exhibit "A" (collectively the "Stockholders") own of record _______ common shares of the Issuer in the amounts appearing in Exhibit A. The shares owned of record by the Stockholders represent all of the issued and outstanding stock of the Issuer;

     B. Insta-Heat, Inc., a California corporation ("IHI") an affiliate of SHC, owns certain patents which have been licensed to SHC;

     C. LLK desires to acquire ________ shares of the capital stock of SHC, representing 25% of the outstanding stock in the Issuer (the "Shares");

     D. LLK and the Issuer intend to enter into an exclusive distribution agreement granting LLK certain rights to distribute products produced pursuant to the patents held by IHI and licensed to SHC;

     E. LLK and the Issuers entered into a letter of intent on July 12, 1996 regarding the subject matter of this Agreement. This letter of intent is attached hereto as Exhibit "B."

     F. LLK desires to issue certain warrants to purchase free trading registered common stock of LLK to the Issuer or its designee in exchange for and as consideration for the purchase of the Shares.

     G. The facts recited as Paragraphs A - F, inclusive, are expressly made a part hereof and incorporated herein for all purposes as covenants to this agreement and are binding upon the parties hereto as covenants.

      NOW THEREFORE, in consideration of the foregoing recitals and the mutual promises, agreements, representations and warranties herein contained, the parties hereto agree as follows:

     1.   SUBJECT MATTER OF AND CONSIDERATION FOR SALE.
          --------------------------------------------

     1.1  Transfer of Shares.  Upon the terms and subject to all of the
          ------------------
conditions contained herein and upon the performance by each of the parties hereto of their obligations hereunder, the Issuer hereby agrees to issue, sell, assign, transfer and deliver the Shares to Buyer, on and as of the

Closing Date (as hereinafter defined), by delivering to Buyer at the Closing certificates representing the Shares, duly issued by the Issuer.

     1.2  Consideration for Shares.  As consideration for Buyer's purchase of
          ------------------------
the Shares and upon and subject to all of the terms and conditions herein and upon the performance by each of the parties hereto of their obligations hereunder, Buyer agrees to pay to the Issuer, in the manner described in Sections 2.1, 2.2, and 2.3, an aggregate purchase price for the Shares of Six Hundred Thousand Dollars ($600,000.00) ("Purchase Price").

     2.   PAYMENT OF  CONSIDERATION.
          -------------------------

     The Purchase Price shall be paid as follows:

     2.1  Definitions.  For purposes of this Agreement, the following terms
          -----------
shall have the following respective meanings:

     (a) "Warrants" means options or warrants, in the form annexed hereto as Exhibit C, which grant the holder the immediate right to purchase shares of Buyer's common stock, which Warrants will be exercisable for a period of five
(5) years after the respective date of grant. Any shares issued upon the exercise of such Warrants will, upon delivery, be registered and freely tradeable and shall remain so throughout the period that the Warrants are exercisable.

     (b) "Value," in connection with each share of common stock covered by a Warrant, means the difference between (I) the average of the closing bid and ask price of Buyer's common shares for the five (5) trading days immediately preceding the date of delivery of the Warrant and (ii) the exercise (or strike) price of the Warrant.

     (c) The number of Warrants granted pursuant to Section 1.2 shall be subject to adjustment (the "Adjustment") in accordance with the following provisions:

          (i) The number of Warrants granted on each occasion shall be divided
by four (4), and it shall be assumed for the purposes of   Section 1.2 that each
such  amount of Warrants is sold at the mean trading price on each of the four
(4) successive trading dates immediately following the delivery of such Warrants. The gross amount which would be received upon such assumed sales is referred to herein as the "Realizable Amount."

          (ii) If the Realizable Amount for each assumed sale is at least equal to the Value which SHC is entitled, there shall be no Adjustment. If, and to
the extent   the Realizable Amount is less than said Value, such difference (the
"Deficiency") shall be made up by LLK's delivery to SHC of additional Warrants with a Value equal to such Deficiency (the "Make-up Warrants"). The Make-up Warrants shall be delivered to SHC within one (1) week of the Closing Date.

          (iii) Notwithstanding the foregoing, if in fact SHC or its designee shall have traded the stock issued upon exercise of the Warrants on any of such four (4) immediately succeeding trading dates and shall have realized more than the "Realizable Amount" for one or more of such day(s) as determined under
(c)(I) above, then the actual amount realized by such Issuer shall be used as the "Realizable Amount" in calculating the amount of "Make-up Warrants" to be issued to such Issuer pursuant to this paragraph.

     2.2  Payments to SHC.  At the Closing, Buyer shall deliver to SHC Warrants
          ---------------
with a Value equal to Six Hundred Thousand Dollars ($600,000.00) in full payment of the amount of the Purchase Price. The Buyer at its option may, in lieu of Warrants, deliver registered and freely tradeable common stock of the Buyer with a value equal to the Purchase Price.

     2.3  Escrow for Delivery of Shares.    Pursuant to this Agreement, the
          -----------------------------
parties shall enter into an escrow arrangement ("Escrow") with the escrow department of a mutually approved bank. The Escrow shall be pursuant to an escrow agreement ("Escrow Agreement") substantially in the form attached hereto
as Exhibit D.   On or before the Closing Date, SHC shall deliver to the
designated escrow officer ("Escrow Agent") Share Certificates representing ________ shares of restricted common stock of SHC registered in the name of LLK, and LLK shall deliver to the Escrow Agent Warrants to purchase shares of free trading common stock of LLK, with a Value equal to the Purchase Price.

     Buyer or its nominees shall direct or introduce one or more unrelated third parties interested in purchasing the Warrants to the Issuer and/or the Escrow Agent. The Issuer shall accept any offer to purchase the Warrants provided: (I) the purchaser demonstrates an unconditional ability to perform; (ii) the purchaser agrees to participate in the Escrow Agreement in connection with the delivery of the purchase price for the Warrants to the Escrow Agent and the delivery of the Warrants by the Escrow Agent to the purchaser; (iii) consummation of the transaction contemplated in the offer will upon closing result in delivery to the Issuer of an amount of cash equal to the Purchase price; and (iv) the Issuer is not required to incur any additional unreimbursed cost expense or risk in connection therewith. The Share certificates of SHC shall be held by the Escrow Agent and shall be released to the Buyer only when
the Escrow Agent is in a position to deliver to SHC:   (I) Six Hundred Thousand
Dollars ($600,000.00) in consideration for the delivery by Escrow Agent to the third party purchaser of Warrant Certificates with appropriate assignment forms duly executed by SHC with Medallion signature guarantees in accordance with any agreement to sell the Warrants entered into by and between SHC and the third party purchaser in accordance with the terms of the Escrow Agreement; and (ii) the Conditions Precedent to the Obligations of SHC described in Section 8.2 herein are satisfied or waived by SHC prior to the Closing Date. Neither SHC nor LLK shall have any rights as shareholders in connection with Shares or Warrants delivered to the Escrow Agent until the Warrants are delivered to SHC and the Shares are delivered to LLK.

     3.   CLOSING AND CLOSING DATE
          ------------------------

     3.1  Time and Place.    Subject to the provisions of Section 8 hereof,
          --------------
the Closing ("Closing") of the transactions contemplated by this Agreement shall take place at the offices of counsel to SHC at 10:00 A.M. on ______________, 1996 ("Closing" or "Closing Date"), or at such later date, time and place as may be hereafter agreed upon in writing by the parties.

     3.2  At the Closing.
          --------------

          (a) SHC shall have delivered to the Escrow Agent: (I) certificates representing _____ shares of restricted common stock of the Issuer; (ii) the opinion of counsel and officers' certificate referenced in Section 8.1 herein; and (iii) such other documents as LLK may reasonably request to carry out the purposes of this agreement; and

          (b) LLK shall have delivered to the Escrow Agent (I) Warrants with a Value of Six Hundred Thousand Dollars ($600,000.00); (ii) the opinion of counsel and officers' certificate referenced in Section 8.2 herein; and (iii) such other documents as SHC may reasonably request to carry out the purposes of this Agreement.

     4.   REPRESENTATIONS AND WARRANTIES OF SHC.
          -------------------------------------

     SHC represents and warrants the following, the truth and accuracy of each of which shall constitute a condition precedent to the obligations of Buyer hereunder:

     4.1  Validity of Agreement, etc.  This Agreement is, or will be at the
          --------------------------
Closing, valid and binding upon Issuer and is, or will be at the Closing, enforceable in accordance with its respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other laws affecting generally the enforcement of creditors' rights and except to the extent that courts may award money damages rather than specific performance of contractual provisions.

     Neither the execution and delivery of this Agreement by the Issuer nor the consummation of the transactions contemplated hereby, nor any action of the Issuer contemplated by this Agreement, will violate any provision of the Articles of Incorporation or By-Laws of the Issuer, nor will such actions violate or be in conflict with or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or cause the acceleration of the maturity of, any debt or obligation pursuant to, or result in the creation or imposition of any security interest, lien, or other encumbrance upon any property or assets of the Issuer under any agreement or commitment to which the Issuer is a party, or by which the Issuer is bound, or to which the property of the Issuer is subject, or violate any statute or law or any judgment, decree, order, regulation, or rule of any court or governmental authority.

     4.2  Ownership of  Issuer.  The Stockholders are the sole owners of record
          --------------------
of all of the issued and outstanding shares of the Issuer's capital stock. Except as set forth in Exhibit E, there are no outstanding subscriptions, options, rights, warrants, convertible securities, or other agreements, commitments, or rights obligating the Issuer to issue any shares of stock to any person or firm, nor obligating the Stockholders, or any of them, to transfer any shares to any person or firm.

     4.3  Corporate Organization.  The Issuer is a corporation duly organized,
          ----------------------
validly existing, and in good standing under the laws of the State of California and qualified to do business in the State of California and has full corporate power and authority to carry on its business as it is now being conducted and to own the properties and assets it now owns; is not, and the nature of Issuer's activities do not require it to be, qualified to do business as a foreign corporation in any other jurisdiction. The copies of the Certificate of Incorporation and By-Laws of the Issuer previously delivered to Buyer are complete and correct copies of such instruments as presently in effect.

     4.4  Capitalization of the  Issuer.  As of the date of this Agreement, the
          -----------------------------
authorized capital stock of the Issuer consists of ___________ shares of common stock; of which _____________ shares of common stock are issued and outstanding. All issued and outstanding shares of common stock of the Issuer are validly issued, fully paid, and nonassessable; there are no preemptive rights applicable to any common stock of the Issuer, and all outstanding securities of the Issuer have been offered, sold, and delivered by the Issuer in compliance with all applicable federal and state laws.

     4.5  Subsidiaries and  Affiliates.   The Issuer  has  no subsidiaries nor
          ----------------------------
any equity interest in any other corporation, partnership, or business.

     4.6  Financial Condition Of  Issuer.  Exhibit F contains true, complete,
          -------------------------------                                   -
and correct copies of the Issuer's Statements of Financial Condition ("Balance Sheet") as of ________________ ("Balance Sheet Date") and its statements of income and Statement of Cash Flows for the _____________ months ended ______________, are hereinafter collectively referred to as the "Issuer's
Financial  Statements."  The Issuer's Financial Statements  are:   (i)
statements prepared from the books and records of the Issuer by its independent certified public accountants; (ii) prepared substantially in accordance with the same accounting methods, practices, and principles utilized in connection with the preparation of prior financial statements issued by the Issuer; (iii) set forth fairly and completely the financial position and the results of operations of the Issuer at the relevant dates thereof and for the period(s) covered thereby; (iv) contain and reflect all necessary material adjustments for a fair and complete presentation of the Issuer's financial position and the results of operations for the period covered by the Issuer's Financial Statements; (v) reflect all material liabilities, realized or unrealized, contingent or not contingent, to which the Issuer is liable, except for liabilities and obligations incurred in the ordinary course of business consistent with past practice since the Balance Sheet Date; and (vi) the reserves reflected in the Issuer's Financial Statements are in the opinion of management adequate, appropriate and reasonable.

     4.7  Taxes.   The Issuer has duly filed when due all tax reports and
          -----
returns required to be filed and has duly paid all taxes, assessments, penalties, interest, and other charges due or claimed to be due from it by federal, state, local, or foreign taxing authorities (including, without limitation, those due in respect of the properties, income, franchises, licenses, sales, or payrolls of the Issuer), and Issuer shall have no further liability for any such tax, assessment, penalty, or interest.

     4.8  Absence of Certain Changes.   Except as and to the extent set forth in
          --------------------------
the Issuer's Financial Statements or notes thereto, or in a written disclosure schedule delivered to either party prior to Closing ("Disclosure Schedule"), since the Balance Sheet Date the Issuer has not:

     (a) Suffered any material adverse change in, or the occurrence of any events which, individually or in the aggregate have had a material adverse effect on its working capital, financial condition, assets, liabilities (absolute, accrued, contingent or otherwise), reserves, business, or operations;

     (b) Incurred any liabilities or obligations (absolute, accrued, contingent, or otherwise), except items incurred in the ordinary course of business and consistent with past practice, or increased, or experienced any material change in any assumptions underlying or methods of calculating any bad debt, contingency, or other reserves;

     (c) Paid, discharged, or satisfied any material claim, liability, or obligation (absolute, accrued, contingent, or otherwise) other than the payment, discharge, or satisfaction in the ordinary course of business and consistent with past practice;

     (d) Permitted or allowed any of its material property or assets (real, personal, or mixed, tangible or intangible) to be subjected to any mortgage, pledge, lien, security interest, encumbrance, restriction, or charge of any kind, except for liens for current taxes not yet due;

     (e) Sold, transferred, or otherwise disposed of any of its material properties or assets (real, personal, or mixed, tangible or intangible), except in the ordinary course of business and consistent with past practice;

     (f) Disposed of or permitted to lapse any rights to the use of any patent, trademark, trade name, or copyright, or disposed of or disclosed to any person, any trade secret, formula, process, or know-how not theretofore a matter of public knowledge;

     (g) Granted any   increase in the compensation of officers or employees
(including any such increase pursuant to any bonus, pension, profit-sharing, or other plan or commitment) or any material increase in the compensation payable or to become payable to any officer or employee from the day following the Balance Sheet Date through the Closing Date, and no such increase is required by agreement or understanding except for employee salary increases in the ordinary course of business and in accordance with past practice;

     (h) Paid, loaned, or advanced any amount to, or sold, transferred, or leased any properties or assets (real, personal, or mixed, tangible or intangible) to, or entered into any agreement or arrangement with, any of its officers or directors or any affiliate, family member, or associate of any of its officers or directors;

     (i) Suffered any loss, damage, destruction, or other casualty materially and adversely affecting any of the properties, assets, or business of the Issuer (whether or not covered by insurance);

     (j) Borrowed or agreed to borrow any material amount of funds or incurred or assumed or become subject to, whether directly or by way of guarantee or otherwise, any material obligation or liability, except obligations and liabilities incurred in the ordinary course of business and consistent with past practice;

     (k) Licensed, sold, transferred, pledged, modified, disclosed, disposed of, or permitted to lapse any rights to the use of the name of the Issuer or any fictitious firm name used by the Issuer;

     (l) Entered into any transaction with the Stockholders, or any of them, their relatives, related trusts or related business entities;

     (m) Entered into any other transaction, contract, or commitment other than in the ordinary course of business; and

     (n) Agreed, whether in writing or otherwise, to take any action described in this section.

     4.9  Title to Properties; Encumbrances.  The Issuer has good, valid, and
          ---------------------------------
marketable title to all the properties and assets which each purports to own (real, personal, and mixed, tangible and intangible), including without limitation, all the properties and assets reflected in the Balance Sheet except for property sold since the Balance Sheet Date in the ordinary course of business and consistent with past practice.

     4.10 Patents, Copyrights, Inventions, Trade Secrets, Etc.  The Issuer has
          ---------------------------------------------------
good and valid title to, or otherwise possesses adequate and exclusive rights to use, all patents, copyrights, inventions, trade secrets, and other proprietary information necessary to permit the Issuer to conduct its business in the same manner as its business has been conducted prior to the date hereof.

     4.11 Compliance with Law.   The operations of the Issuer have been
          -------------------
conducted in substantial accordance with all applicable laws, regulations, and other requirements of all national governmental authorities and of all states, municipalities, and other political subdivisions and agencies thereof having jurisdiction over the Issuer, including but not limited to, all laws, regulations, and requirements relating to antitrust, environmental protection and conservation, pollution, equal employment and anti-discrimination acts, consumer protection, currency exchange, health, occupational safety, pension, securities, and trading-with-the-enemy matters. The Issuer has not received any notification of any asserted present or past failure by the Issuer to comply with such laws, rules, or regulations.

     The Issuer has filed when due all reports required to be filed with any governmental, regulatory, or administrative agency and has obtained all permits, licenses, certificates, registrations, qualifications, and other authorizations which are required to be obtained by the Issuer under federal, state, and local laws relating to pollution or protection of the environment, including laws relating to emissions, discharges, releases, or threatened releases of pollutants, contaminants, or hazardous or toxic materials or wastes into ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants or hazardous or toxic materials or wastes. The Issuer is in substantial compliance with all terms and conditions of the required permits, licenses, and authorizations and is also in substantial compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules, and timetables contained in those laws relating to pollution or protection of the environment or contained in any regulation, code, plan, order, decree, judgment, notice, or demand letter issued, entered, promulgated, or approved thereunder. Except as set forth in the Disclosure Schedule, the Issuer has not engaged in any activities that could cause any material violation of any federal, state, or local laws, ordinances, rules, or regulations relating to air or water pollution, toxic waste, or other environmental protection or relating to occupational health or safety or Hazardous Materials (as defined below) applicable to its properties, assets, the real estate which it now occupies, or any real estate which it has previously occupied. The Issuer has no material liability, contingent or otherwise, with respect to the contamination with toxic waste or Hazardous Materials of premises it now occupies or has previously occupied, which contamination occurred during a time that such premises were occupied by a previous tenant, whether the contamination occurred from the activities conducted by the previous tenant, from contamination flow from other properties, or otherwise. As used herein, the term "Hazardous Materials" shall mean any explosives, radioactive materials, hazardous wastes (including, without limitation, asbestos and asbestos containing materials), hazardous or toxic substances, or related materials defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended (42 U.S.C. (S)9601), et. seq.), the Hazardous Materials Transportation Act as amended (49 U.S.C.
(S)1801, et. seq.), the Resource Conservation and Recovery Act of 1976 as amended (42 U.S.C. (S)6901, et. seq.), and in the regulations adopted and publications promulgated pursuant thereto, or any other federal, state, or local environmental laws, ordinances, rules, or regulations.

     The Issuer is not aware of, nor has the Issuer received notice of, any past, present, or future events, conditions, circumstances, activities, practices, incidents, actions, or plans which may interfere with or prevent continued compliance, or which may give rise to any common law or legal liability, or otherwise form the basis of any claim, action, suit, proceeding, hearing, or investigation based on or related to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling, or the emission, discharge, release, or threatened release into the environment of any pollutant, contaminant, or hazardous or toxic material or waste.

     4.12 Undisclosed Liabilities.  The Issuer is not obligated for, nor are any
          -----------------------
of the Issuer's assets subject to, any liabilities (whether absolute, accrued, or contingent and whether due or to become due) other than liabilities arising in the ordinary course of business since the Balance Sheet Date.

     4.13 Corporate Records.  Except as set forth in the Disclosure Schedule,
          -----------------
the corporate minute books of the Issuer contain a complete and accurate record of all actions taken or required to be taken by the Board of Directors and shareholders of the Issuer, and the stock transfer records, books of account, financial records, and correspondence of the Issuer has been kept in the usual course of business and are complete insofar as they relate to the business of the Issuer from inception to the date of this Agreement and will be complete insofar as they relate to the business of the Issuer from the inception of each to the Closing Date. The financial books and records of the Issuer have been maintained consistently and, to the best of the Issuer's knowledge, in accordance with sound business practices.

     4.14 Material Misstatements or Omissions.  No representations or warranties
          -----------------------------------
by the Issuer contained in this Agreement or in any document, statement, or certificate furnished or to be furnished to Buyer in connection with the transactions contemplated hereby, contain, or will contain on the Closing Date, any statement of a material fact known to be untrue, or omit, or will omit on the Closing Date, any material known fact necessary to make the statements of fact contained therein not misleading.

     4.15 Litigation.  There are no actions, suits, or proceedings pending or
          ----------
threatened involving the Issuer or affecting its business, nor are there any claims of third parties made or threatened against the Issuer.

     The Issuer is not subject to any judgment, order, or decree entered in any lawsuit or proceeding which may have an adverse effect on its business practices or on its ability to acquire any property or conduct its business in any area.

     No consent of any person is necessary to the consummation of the transactions contemplated hereby, including, without limitation, consents from parties to loans, contracts, leases, or other agreements and consents from governmental agencies, whether federal, state, or local.

     4.16 Permits and Other Operating Rights.  The Issuer has received the
          ----------------------------------
consent of all third persons required to permit it to operate its business in the manner in which it presently is being conducted and possesses all necessary permits and other authorizations from third persons, including without limitation, federal, foreign, state, and local governmental authorities presently required by applicable provisions of law, including statutes, regulations, and existing judicial decisions, and by the property and contract rights of third persons, the absence of which would have a material adverse effect upon the business or properties of the Issuer.

     4.17 Business Generally.  There have been no events or transactions or
          ------------------
information which has come to the attention of the Issuer which, as they relate directly to the business and assets of the Issuer, could reasonably be expected to have a material adverse effect on the profitability of the business and operations of the Issuer.

     4.18 Distribution Agreement.  The Issuer  hereby agrees to enter into a
          ----------------------
Distribution Agreement substantially on the terms set forth in the Letter of Intent appearing in Exhibit "B."

     4.19 Nature of Representations and Warranties  All representations and
          ----------------------------------------
warranties made by the Issuer in Sections 4.6 through 4.12 herein are made to the best of its knowledge, without any independent duty to investigate.

     5.   BUYER'S REPRESENTATIONS AND WARRANTIES.
          ---------------------------------------

     The Buyer represents and warrants the following, the truth and accuracy of each of which shall constitute a condition precedent to the obligations of the Issuer hereunder:

     5.1  Validity of Agreement, etc.  This Agreement is, or will be at the
          --------------------------
Closing, valid and binding upon Buyer and is, or will be at the Closing, enforceable in accordance with its respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other laws affecting generally the enforcement of creditors' rights and except to the extent that courts may award money damages rather than specific performance of contractual provisions.

     Neither the execution and delivery of this Agreement by Buyer nor the consummation of the transactions contemplated hereby, nor any action of the Buyer contemplated by this Agreement, will violate any provision of the Articles of Incorporation or By-Laws of the Buyer, nor will such actions violate or be in conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or cause the acceleration of the maturity of any debt or obligation pursuant to, or result in the creation or imposition of any security interest, lien, or other encumbrance upon any property or assets of the Buyer under any agreement or commitment to which the Buyer is a party or by which the Buyer is bound, or to which the property of the Buyer is subject, or violate any statute or law or any judgment, decree, order, regulation, or rule of any court or governmental authority.

     5.2  Corporate Organization.  The Buyer is a corporation duly organized,
          ----------------------
validly existing and in good standing under the laws of the State of California and qualified to do business in the State of California and has full corporate power and authority to carry on its business as it is now being conducted and to own the properties and assets it now owns; is not, and the nature of Buyer's activities do not require it to be, qualified to do business as a foreign corporation in any other jurisdiction. The copies of the Certificate of Incorporation and By-Laws of the Buyer previously delivered to the Issuer are complete and correct copies of such instruments as presently in effect.

     5.3  Capitalization of the Buyer.  As of the date of this Agreement, the
          ---------------------------
authorized
capital stock of the Buyer consists of 100,000,000 shares of common stock; of which 13,752,285 shares of common stock are issued and outstanding. All issued and outstanding shares of common stock of the Buyer are validly issued, fully paid, and nonassessable; there are no preemptive rights applicable to any securities of the Buyer, and all outstanding securities of the Buyer have been offered, sold, and delivered by the Buyer in compliance with all applicable federal and state laws.

     5.4  Subsidiaries and  Affiliates.    Except as set forth in the schedule
          ----------------------------
previously delivered to the Issuer by the Buyer (the "Buyer's Disclosure Schedule") the Buyer has no subsidiaries nor any equity interest in any other corporation, partnership, or business.

     5.5  Financial Condition Of Buyer.  Exhibit G contains a true, complete,
          ----------------------------
and correct copy of the Buyer's Annual Report on Form 10-KSB as filed with the United States Securities and Exchange Commission (the "SEC") including Buyer's Statements of Financial Condition ("Balance Sheet") as of December 31, 1995 ("Balance Sheet Date") and its statements of income and Statement of Cash Flows for the twelve months ended December 31, 1995, hereinafter collectively referred to as the "Buyer's Financial Statements." The Buyer's Financial
Statements are:   (i)  statements prepared from the books and records of the
Buyer and audited by its independent certified public accountants; (ii) prepared substantially in accordance with the same accounting methods, practices, and principles utilized in connection with the preparation of the last three annual prior financial statements issued by the Buyer; (iii) set forth fairly and completely the financial position and the results of operations of the Buyer at the relevant dates thereof and for the period covered thereby, (iv) contains and reflects all necessary material adjustments for a fair and complete presentation of the Buyer's financial position and the results of operations for the periods covered by the Buyer's Financial Statement; (v) contain and reflect all material liabilities, realized or unrealized, contingent or not contingent, to which the Buyer is liable, except for liabilities and obligations incurred in the ordinary course of business consistent with past practice since the balance sheet date; and (vi) the reserves reflected in the Buyer's Financial Statement are in the opinion of management adequate, appropriate, and reasonable.

     5.6  Taxes.  The Buyer has duly filed when due all tax reports and returns
          -----
required to be filed and has duly paid all taxes, assessments, penalties, interest, and other charges due or claimed to be due from it by federal, state, local, or foreign taxing authorities (including, without limitation, those due in respect of the properties, income, franchises, licenses, sales or payrolls of the Buyer), and Buyer shall have no further liability for any such tax, assessment, penalty, or interest.

     5.7  Absence of Certain Changes.  Except as and to the extent set forth in
          --------------------------
the Buyer's Financial Statements or notes thereto or in the Buyer's Disclosure Schedule, since the Balance Sheet Date, Buyer has not:

     (a) Suffered any material adverse change in, or the occurrence of any events which, individually or in the aggregate, have had a material adverse effect on, its working capital, financial condition, assets, liabilities (absolute, accrued, contingent or otherwise), reserves, or business operations;

     (b) Incurred any material liabilities or obligations (absolute, accrued, contingent or otherwise), except items incurred in the ordinary course of business and consistent with past practice, or increased or experienced any material change in any assumptions underlying or methods of calculating any bad debt, contingency, or other reserves;

     (c) Paid, discharged, or satisfied any material claim, liability, or obligation (absolute, accrued, contingent, or otherwise) other than the payment, discharge, or satisfaction in the ordinary course of business and consistent with past practice;

     (d) Permitted or allowed any of its material property or assets (real, personal, or mixed, tangible or intangible) to be subjected to any mortgage, pledge, lien, security interest, encumbrance, restriction, or charge of any kind, except for liens for current taxes not yet due;

     (e) Sold, transferred, or otherwise disposed of any of its material properties or assets (real, personal, or mixed, tangible or intangible), except in the ordinary course of business and consistent with past practice;

     (f) Disposed of or permitted to lapse any rights to the use of any material patent, trademark, trade name, or copyright, or disposed of or disclosed to any person any trade secret, formula, process, or know-how not theretofore a matter of public knowledge;

     (g) Granted any increase in the compensation of officers or employees (including any such increase pursuant to any bonus, pension, profit-sharing, or other plan or commitment) or any material increase in the compensation payable or to become payable to any officer or employee from the day following the Balance Sheet Date through the Closing Date, and no such increase is required by agreement or understanding except for employee salary increases in the ordinary course of business and in accordance with past practice;

     (h) Paid, loaned, or advanced any amount to, or sold, transferred, or leased any properties or assets (real, personal, or mixed, tangible or intangible) to, or entered into any agreement or arrangement with, any of its officers or directors or any affiliate, family member, or associate of any of its officers or directors;

     (i) Suffered any loss, damage, destruction, or other casualty materially and adversely affecting any of the properties, assets, or business of the Buyer (whether or not covered by insurance);

     (j) Borrowed or agreed to borrow any material amount of funds or incurred or assumed or become subject to, whether directly or by way of guarantee or otherwise, any material obligation or liability, except obligations and liabilities incurred in the ordinary course of business and consistent with past practice;

     (k) Licensed, sold, transferred, pledged, modified, disclosed, disposed of, or permitted to lapse any rights to the use of the name of the Issuer or any fictitious firm name used by the Buyer;

     (l) Entered into any other transaction, contract, or commitment other than in the ordinary course of business; and

     (m) Agreed, whether in writing or otherwise, to take any action described in this section.

     5.8  Title to Properties; Encumbrances.  The Buyer has good, valid, and
          ---------------------------------
marketable title to all the properties and assets which it purports to own (real, personal, and mixed, tangible and intangible), including without limitation, all the properties and assets reflected in the Balance Sheet except for property sold since the Balance Sheet Date in the ordinary course of business and consistent with past practice.

     5.9  Patents, Copyrights, Inventions, Trade Secrets, Etc.  The Buyer has
          ---------------------------------------------------
good and valid title to or otherwise possesses adequate and exclusive rights to use, all patents, copyrights, inventions, trade secrets, and other proprietary information necessary to permit the Buyer to conduct its business in the same manner as its business has been conducted prior to the date hereof.

     5.10 Compliance with Law.  The operations of the Buyer have been conducted
          -------------------
in substantial accordance with all applicable laws, regulations, and other requirements of all national governmental authorities, and of all states, municipalities, and other political subdivisions and agencies thereof, having jurisdiction over the Buyer, including, but not limited to, all laws, regulations, and requirements relating to antitrust, environmental protection and conservation, pollution, equal employment and anti-discrimination acts, consumer protection, currency exchange, health, occupational safety, pension, securities, and trading-with-the-enemy matters. The Buyer has not received any notification of any asserted present or past failure by the Buyer to comply with such laws, rules, or regulations.

     The Buyer has filed when due all reports required to be filed with any governmental, regulatory, or administrative agency and has obtained all permits, licenses, certificates, registrations, qualifications, and other authorizations which are required to be obtained by the Buyer under federal, state, and local laws relating to pollution or protection of the environment, including laws relating to emissions, discharges, releases, or threatened releases of pollutants, contaminants, or hazardous or toxic materials or wastes into ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants or hazardous or toxic materials or wastes. The Buyer is in substantial compliance with all terms and conditions of the required permits, licenses, and authorizations, and is also in substantial compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules, and timetables contained in those laws relating to pollution or protection of the environment or contained in any regulation, code, plan, order, decree, judgment, notice, or demand letter issued, entered, promulgated, or approved thereunder. Except as set forth in the Buyer's Disclosure Schedule, the Buyer has not engaged in any activities that could cause any material violation of any federal, state, or local laws, ordinances, rules, or regulations relating to air or water pollution, toxic waste, or other environmental protection or relating to occupational health or safety or Hazardous Materials (as defined below) applicable to its properties, assets, the real estate which it now occupies nor, or any real estate which it has previously occupied. The Buyer has no material liability, contingent or otherwise, with respect to the contamination with toxic waste or Hazardous Materials of premises it now occupies or has previously occupied, which contamination occurred during a time that such premises were occupied by a previous tenant, whether the contamination occurred from the activities conducted by the previous tenant, from contamination flow from other properties, or otherwise. As used herein, the term "Hazardous Materials" shall mean any explosives, radioactive materials, hazardous wastes (including, without limitation, asbestos and asbestos containing materials), hazardous or toxic substances, or related materials defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C.
(S)9601), et. seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. (S)1801, et. seq.), the Resource Conservation and Recovery Act of 1976, as amended (42 U.S.C. (S)6901, et. seq.), and in the regulations adopted and publications promulgated pursuant thereto, or any other federal, state, or local environmental laws, ordinances, rules, or regulations.

     The Buyer is not aware of, nor has the Buyer received notice of, any past, present, or future events, conditions, circumstances, activities, practices, incidents, actions, or plans which may interfere with or prevent continued compliance, or which may give rise to any common law or legal liability, or otherwise form the basis of any claim, action, suit, proceeding, hearing, or investigation, based on or related to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling, or the emission, discharge, release, or threatened release into the environment, of any pollutant, contaminant, or hazardous or toxic material or waste.

     5.11 Undisclosed Liabilities.  The Buyer is not obligated for, nor are any
          -----------------------
of the Buyer's assets subject to, any liabilities (whether absolute, accrued or contingent and whether due or to become due) other than liabilities arising in the ordinary course of business since the Balance Sheet Date, none of which liabilities individually or in the aggregate is materially adverse when comparing the condition of the Buyer as of the Balance Sheet Date with the date of this Agreement.

     5.12 Corporate Records.  Except as set forth in the Buyer's Disclosure
          -----------------
Schedule, the corporate minute books of the Buyer contain a complete and accurate record of all actions taken or required to be taken by the Board of Directors and shareholders of the Buyer, and the stock transfer records, books of account, financial records, and correspondence of the Buyer have been kept in the usual course of business and are complete insofar as they relate to the business of the Buyer from the inception of each to the date of this Agreement, and will be complete insofar as they relate to the business of the Buyer from the inception of each to the Closing Date. The financial books and records of the Buyer have been maintained consistently and, to the best of the Buyer's knowledge, in accordance with sound business practices.

     5.13 Material Misstatements or Omissions.  No representations or
          -----------------------------------
warranties by the

Buyer contained in this Agreement or in any document, statement, or certificate furnished or to be furnished to the Issuer in connection with the transactions contemplated hereby, contain, or will contain on the Closing Date, any statement of a material fact known to be untrue, or omit, or will omit on the Closing Date, any material known fact necessary to make the statements of fact contained therein not misleading.

     5.14 Litigation.  Except as set forth in the Buyer's Disclosure Schedule,
          ----------
there are no actions, suits, or proceedings pending or threatened involving the Buyer or affecting its business, nor are there any claims of third parties made or threatened against the Buyer.

     The Buyer is not subject to any judgment, order, or decree entered in any lawsuit or proceeding which may have an adverse effect on its business practices of either, or on the ability of either it to acquire any property or conduct its business in any area.

     No consent of any person is necessary to the consummation of the transactions contemplated hereby, including, without limitation, consents from parties to loans, contracts, leases, or other agreements and consents from governmental agencies, whether federal, state, or local.

     5.15 Permits and Other Operating Rights.  The Buyer has received the
          ----------------------------------
consent of all third persons required to permit each it to operate its business in the manner in which it presently is being conducted, and possesses all necessary permits and other authorizations from third persons, including without limitation, federal, foreign, state, and local governmental authorities, presently required by applicable provisions of law, including statutes, regulations, and existing judicial decisions, and by the property and contract rights of third persons, the absence of which would have a material adverse effect upon the business or properties of the Buyer.

     5.16 Business Generally.  There have been no events or transactions, or
          ------------------
information which has come to the attention of the Buyer which, as they relate directly to the business and assets of the Buyer, could reasonably be expected to have a material adverse effect on the profitability of the business and operations of the Buyer.


     5.17 Experience.  Buyer is an accredited investor as defined by Rule 501(a)
          ----------
of the Securities Act of 1933 ("Securities Act") and has a net worth in excess of five million dollars ($5,000,000), and has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Issuer so that it is capable of evaluating the merits and risks of its investment in the Issuer and has the capacity to protect its own interests.

     5.18 Investment.  Buyer is acquiring the Shares for investment for its own
          ----------
account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. It understands that the Shares have not been and will not be registered under the Securities Act by reason of specific exemptions from the registration provisions of the Securities Act and California law, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of such Buyer's representations as expressed herein and in the Subscription Agreement.


     5.19 Rule 144.  Buyer acknowledges that the Shares must be held
          --------
indefinitely unless subsequently registered under the Securities Act and applicable state law, or unless an exemption from such registration is available. Buyer is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including among other things, the existence of a public market for the Shares, the availability of certain current public information about the Issuer, the resale occurring not less than two years after a party has purchased and paid for the security to be sold, the sale being effected through a "broker's transaction" or in transactions directly with a "market maker," and the number of shares being sold during any three-month period not exceeding specific limitations.

     5.20 No Public Market.  Buyer understands that no public market now exists
          ----------------
for any of the securities issued by the Issuer and that the Issuer has made no assurances that a public market will ever exist for the Shares.

     5.21 Access to Data.  Buyer has had an opportunity to discuss the Issuer's
          --------------
business, management, and financial affairs with the Issuer's management and has had the opportunity to review the Issuer's facilities, business plan, and 1995 and 1996 year-end financial statements. It has also had an opportunity to ask questions of officers of the Issuer, which questions were answered to its satisfaction. It understands that such discussions, as well as any written information issued by the Issuer, including the business plan, were intended to describe certain aspects of the Issuer's business and prospects but were not a thorough or exhaustive description.

     5.22 Effectiveness of Buyers' Registration Statement.  The Registration
          -----------------------------------------------
Statement filed with the SEC covering the Warrants and the underlying common stock of the Buyer is, or will be at the Closing Date, effective under the Securities Act of 1933 (Securities Act), California and all other applicable states' laws, and no stop order suspending the use of the prospectus therein or suspending the effectiveness of the Registration statement has been issued and no proceedings for that purpose have been instituted or are pending, or threatened. The Registration Statement and prospectus comply as to form with the requirements of the Securities Act and do not contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading.

     5.23 Buyer's Compliance with Securities Exchange Act of 1934.  The Buyer
          -------------------------------------------------------
has filed all reports required by the Securities and Exchange Act of 1934 (1934
Act) within the periods required by the 1934 Act and complied with its obligations under the 1934 Act, and none of such reports or filings contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading.

     5.24 Distribution Agreement.  The Buyer  hereby agrees to enter into a
          ----------------------
Distribution Agreement substantially on the terms set forth in the Letter of Intent appearing in Exhibit "B."

     5.25 Nature of Representations and Warranties.  All representations and
          ----------------------------------------
warranties made by the Buyer in Sections 5.5 through 5.11 are made to the best of its knowledge, without any independent duty to investigate.

     6.   ISSUER'S PRE-CLOSING COVENANTS AND AGREEMENTS
          ---------------------------------------------

     The Issuer hereby affords Buyer the following affirmative and negative covenants, thereby agreeing to do or not to do, as the case may be, the following, the fulfillment of each of which (except for those covenants which survive or are required to be performed subsequent to the Closing) shall constitute a condition precedent to the obligations of Buyer hereunder:

     6.1  Best Efforts.  Pending the Closing and except as disclosed in the
          ------------
Disclosure Schedule or otherwise expressly consented to or approved by Buyer in writing, the Issuer hereby covenants and agrees that it will use its best efforts in order that:

     6.1.1     Regular Course of Business.  The Issuer  will carry on its
               --------------------------
business diligently and substantially in the same manner as heretofore conducted. The Issuer shall not engage in any transaction or activity, enter into any agreement, or make any commitment, except in the ordinary course of business and consistent with past practice.

     6.1.2     Amendments.  No change or amendment shall be made in the Articles
               ----------
of Incorporation or Bylaws of the Issuer.

     6.1.3     Capital Changes; Dividends; Redemptions; Dilution.  The Issuer
               -------------------------------------------------
will not, except as disclosed in the Disclosure Schedule, before the Closing, issue or sell any shares of capital stock or other securities, acquire directly or indirectly by redemption or otherwise, any such capital stock, reclassify or split up any such capital stock, declare or pay any dividends thereon in cash, securities, or other property, or make any other distribution with respect thereto, or grant or enter into any options, warrants, calls, or commitments of any kind with respect thereto.

     Following the Closing and prior to an initial public offering referred to herein, the Issuer will not issue or sell any shares of capital stock or other securities, reclassify or split-up any such capital stock, or grant or enter into any options, warrants, calls or commitments of any kind with respect thereto that will have the effect of diluting the 25% ownership of the Buyer without approval of 100% of the issued and outstanding capital stock, provided however, (i) that the Issuer may approve an initial public offering of the capital stock of the Issuer upon resolution of the board of directors and shareholders, passed in accordance with the by-laws of the Issuer, (ii) that the Issuer may cause such shares of capital stock or other securities to be issued or granted as are necessary to effectuate the initial public offering, and (iii) that, following the initial public offering, the Issuer may take any and all actions with respect to its capital stock in accordance with the respective by-laws of such Issuer.

     6.1.4     Subsidiaries.  The Issuer  will not organize any new subsidiary,
               ------------
acquire any capital stock or other equity securities of any corporation, or acquire any equity or ownership interest in any business.

     6.1.5     Organization.  The Issuer shall use its best efforts to preserve
               ------------
its corporate existence and business organization intact and to preserve its relationships with licensors, suppliers, distributors, customers and others having business relations with it.

     6.1.6     Certain Changes.  The Issuer  will not:
               ---------------

     (a) Borrow or agree to borrow any funds or incur, or assume or become subject to, whether directly or by way of guarantee or otherwise, any material obligation or liability (absolute or contingent), except obligations and liabilities incurred in the ordinary course of business and consistent with past practice;

     (b) Pay, discharge or satisfy any material claim, liability, or obligation (absolute, accrued, contingent, or otherwise), other than the payment, discharge, or satisfaction in the ordinary course of business and consistent with past practice of liabilities or obligations reflected or reserved against in the Balance Sheet or incurred in the ordinary course of business and consistent with past practice since the date of the Balance Sheet;

     (c) Prepay any material obligation having a fixed maturity of more than ninety (90) days from the date such obligation was issued or incurred;

     (d) Permit or allow any of its material property or assets (real, personal, or mixed, tangible or intangible) to be subjected to any mortgage, pledge, lien, or encumbrance;

     (e) Write down the value of any material inventory or write off as uncollectible any notes or accounts receivable, except for immaterial write-downs and write-offs in the ordinary course of business and consistent with past practice;

     (f) Cancel any material debts or waive any claims or rights of substantial value or sell, transfer, or otherwise dispose of any of its properties or assets, except in the ordinary course of business and consistent with past practice;

     (g) Dispose of or permit to lapse any rights to the use of any patent, trademark, trade name, or copyright, or dispose of or disclose to any person any trade secret, formula, process, or know-how not theretofore a matter of public knowledge;

     (h) Pay, loan, or advance any amount to, or sell, transfer, or lease any properties or assets to, or enter into any agreement or arrangement with, any of its officers or directors or any affiliate of any of its officers or directors;

     (i) Grant or extend any power of attorney; act as guarantor, surety, consigner, endorser, co-maker, indemnitor, or otherwise in respect of the obligation of any person, corporation, partnership, joint venture, association, organization, or other entity; or

     (j) Agree, whether in writing or otherwise, to do any of the foregoing.

     6.1.7     Access.  The Issuer shall provide Buyer, Buyer's attorneys,
               ------
accountants, and other representatives full and complete access to all financial statements, business plans, and other information which can be reasonably provided to Buyer relating to the securities to be sold to the Buyer pursuant hereto.

     6.1.8     Obligation to Update Disclosure Schedules.  The Issuer shall
               -----------------------------------------
promptly disclose to the Buyer in writing any facts or circumstances arising after the date hereof that would have been required to be reflected on any of the exhibits if such facts or circumstances had existed as of the date hereof. No disclosure made by the Issuer pursuant to this Section 6.1.8 shall be deemed to supplement or amend any of the Disclosure Schedules for purposes of determining the accuracy of any of the representations and warranties of the Issuer set forth herein or for purposes of determining compliance with any of the conditions set forth herein.

     7.   BUYER'S PRE-CLOSING COVENANTS AND AGREEMENTS
          --------------------------------------------

     The Buyer hereby affords the Issuer the following affirmative and negative covenants, thereby agreeing to do or not to do, as the case may be, the following, the fulfillment of each of which (except for those covenants which survive or are required to be performed subsequent to the Closing) shall constitute a condition precedent to the obligations of the Issuer hereunder:

     7.1  Access.  The Buyer shall provide Issuer, Issuer' attorneys,
          ------
accountants, and other representatives full and complete access to all 10-Ks, 10-Qs, and Exchange Act reports and filings and Registration Statements relating to the securities to be provided to the Issuer pursuant hereto.

     7.2  Obligation to Update Disclosure Schedules.  The Buyer shall promptly
          -----------------------------------------
disclose to the Issuer in writing any facts or circumstances arising after the date hereof that would have been required to be reflected on any of the exhibits if such facts or circumstances had existed as of the date hereof. No disclosure made by the Buyer pursuant to this Section 7.2 shall be deemed to supplement or amend any of the Disclosure Schedules for purposes of determining the accuracy of any of the representations and warranties of the Buyer set forth herein or for purposes of determining compliance with any of the conditions set forth herein.

     7.3  Effectiveness of Registration Statement.  Buyer shall maintain the
          ---------------------------------------
effectiveness of the Registration Statement and any prospectus contained therein for the securities to be issued to the Issuer pursuant to this agreement with the SEC, the California Department of Corporations and all other applicable states' securities administrators, and said Registration Statement will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. At all times, said Registration Statement and prospectus will also conform with the requirements of the Securities Act and contain all statements required to be stated therein in accordance with the Securities Act.

     8.   CONDITIONS PRECEDENT TO CLOSING.
          -------------------------------

     8.1  Conditions Precedent to Obligations of Buyer.  The Closing shall not
          --------------------------------------------
take place unless all of the following conditions have been fulfilled before or are fulfilled at the Closing (any of which may be waived by Buyer in whole or in part):

     8.1.1     Correctness of Representations and Warranties.  There shall be no
               ---------------------------------------------
representation or warranty of the Issuer contained in this Agreement or in any exhibit attached hereto which is untrue or inaccurate to any material extent.

     8.1.2     Performance of Covenants and Agreements.  There shall be no
               ---------------------------------------
covenant or agreement of the Issuer contained in this Agreement and required to be performed before the Closing which has been breached to any material extent.

     8.1.3     Corporate Records.  The Issuer shall have made available for
               -----------------
inspection to the Buyer the stock book, stock ledger, minute books of the Issuer, and those contracts and agreements described in this Agreement.

     8.1.4     Corporate Approval.  The execution and delivery of this Agreement
               ------------------
by Buyer, and the performance of its covenants and obligations under it, including the issuance of Warrants, shall have been duly authorized by all necessary corporation action, and Issuer shall have received copies of all resolutions pertaining to that authorization, certified by the secretary of the Issuer.

     8.1.5     Appointment of Officers and Directors.  The Issuer shall have
               -------------------------------------
delivered to Buyer written resolutions for the Issuer, certified by its secretary, appointing Mr. Louis L. Knickerbocker as a Director of the Issuer and authorizing the execution and delivery of this agreement, and the performance of its covenants and obligations.

     8.1.6     No Government Proceeding or Litigation.  No suit, action,
               --------------------------------------
investigation, inquiry, or other proceeding by any governmental body or other person or legal or administrative proceeding shall have been instituted or threatened which (a) questions the validity or legality of the transactions contemplated hereby, (b) in the sole and exclusive judgment of Buyer materially impairs the Issuer's ability to exercise control over or manage the business and affairs of the Issuer after the Closing, or (c) in the sole and exclusive judgment of Buyer might have a material adverse effect on the business or financial condition of the Issuer.

     8.1.7     Material Change.  From the date of the Balance Sheet to the
               ---------------
Closing Date, the Issuer shall not have suffered any material adverse change in its business, financial condition, working capital, assets, liabilities (absolute, accrued, contingent or otherwise), reserves, or operations.

     8.1.8     Officers' Certificate.  The Issuer shall have delivered to Buyer
               ---------------------
a certificate, signed by the President and the Secretary of the Issuer and dated as of the closing Date, to the effect that (i) the representations and warranties of the Issuer set forth in this Agreement were true and correct in all material respects on the date of this Agreement and are true and correct in all material respects on the date of this Agreement and are true and correct in all material respects on the Closing date as though such representations and warranties were made as of the Closing Date, and (ii) the Issuer has duly complied with and performed, in all material respects, all agreements, covenants, and obligations required by this Agreement to be complied with or performed by the Issuer on or before the Closing Date.

     8.1.9     Opinions of Counsel.  The Issuer shall have delivered to the
               -------------------
Buyer a written opinion of its counsel, dated as of the Closing Date, in form and substance satisfactory to Buyer and its counsel, to the effect that:

          (a) Issuer is a corporation duly organized, validly existing, and in good standing under the laws of the State of California and has all requisite corporate power to perform its obligations under this Agreement;

          (b) All corporate proceedings required by law or by the provisions of this Agreement to be taken by Issuer on or before the Closing Date in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement have been duly and validly taken;

          (c) Issuer has the corporate power and authority to sell the common stock of the Issuer for the consideration set forth herein;

          (d) Every consent, approval, authorization, or order of any court or governmental agency or body that is required for the consummation by Issuer of the transactions contemplated by this Agreement has been obtained and will be in effect on the Closing Date;

          (e) The consummation of the transaction contemplated by this Agreement does not violate or contravene any of the provisions of any charter, bylaw, or resolution of Issuer or of any indenture, agreement, judgment, or order to which Issuer is a party or by which Issuer is bound. In rendering its opinion, counsel for Issuer may rely on certificates of governmental authorities and on opinions of associate counsel.

     8.2       Conditions Precedent to Obligations of Issuer. The Closing shall
               ---------------------------------------------
not take place unless all of the following conditions have been fulfilled before, or are fulfilled at the Closing (any of which may be waived by the Issuer in whole or in part):

     8.2.1     Correctness of Representations and Warranties.   There shall be
               ---------------------------------------------
no representation or warranty of the Buyer contained in this Agreement or in any exhibit attached hereto which is untrue or inaccurate to any material extent.

     8.2.2     Performance of Covenants and Agreements.  There shall be no
               ---------------------------------------
covenant or agreement of the Buyer contained in this Agreement and required to be performed before the Closing which has been breached to any material extent.

     8.2.3     Corporate Records.  The Buyer shall have made available for
               -----------------
inspection to the Issuer the stock book, stock ledger, minute books, transfer agent's records, and those contracts and agreements described in this Agreement.

     8.2.4     Corporate Approval.  The execution and delivery of this Agreement
               ------------------
by Buyer, and the performance of its covenants and obligations under it, including the issuance of Warrants, shall have been duly authorized by all necessary corporate action, and Issuer shall have received copies of all resolutions pertaining to that authorization, certified by the Secretary of the Buyer.

     8.2.5     No Government Proceeding or Litigation.  No suit, action,
               --------------------------------------
investigation, inquiry, or other proceeding by any governmental body or other person or legal or administrative proceeding shall have been instituted or threatened which (a) questions the validity or legality of the transactions contemplated hereby, (b) in the sole and exclusive judgment of the Issuer materially impairs the Buyer's ability to exercise control over or manage the business and affairs of the Buyer after the Closing, or (c) in the sole and exclusive judgment of the Issuer might have a material adverse effect on the business or financial condition of the Buyer.

     8.2.6     Material Change.  From the Balance Sheet Date to the Closing
               ---------------
Date, the Buyer shall not have suffered any material adverse change in its business, financial condition, working capital, assets, liabilities (absolute, accrued, contingent or otherwise), reserves, or operations.

     8.2.7     Officers' Certificate.  The Buyer shall have delivered to the
               ---------------------
Issuer a certificate, signed by the President and the Secretary of the Buyer and dated as of the Closing Date, to the effect that (i) the representations and warranties of the Buyer set forth in this Agreement were true and correct in all material respects on the date of this Agreement and are true and correct in all material respects on the Closing Date as though such representations and warranties were made as of the Closing Date, and (ii) the Buyer has duly complied with and performed, in all material respects, all agreements, covenants, and obligations required by this Agreement to be complied with or performed by the Buyer on or before the Closing Date.

     8.2.8     Opinion of Counsel.  The Buyer shall have delivered to the Issuer
               ------------------
a written opinion of its counsel, dated as of the Closing Date, in form and substance satisfactory to Issuer and its counsel, to the effect that:

          (a) Buyer is a corporation duly organized, validly existing, and in good standing under the laws of the State of California and has all requisite corporate power to perform its obligations under this Agreement;

          (b) All corporate proceedings required by law or by the provisions of this Agreement to be taken by Buyer on or before the Closing Date in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement have been duly and validly taken;

          (c) Buyer has the corporate power and authority to sell the Warrants and/or common stock of the Buyer for the consideration set forth herein;

          (d) Every consent, approval, authorization, or order of any court or governmental agency or body that is required for the consummation by Buyer of the transactions contemplated by this Agreement has been obtained and will be in effect on the Closing Date;

          (e) The Warrants of Buyer to be delivered at the Closing have been duly executed and, when delivered as provided in this Agreement, will constitute a legal, valid, and binding obligation of Buyer, enforceable in accordance with its terms except as limited by bankruptcy laws, insolvency laws, and other similar laws affecting the rights of creditors generally;

          (f) The offer and sale of the Warrants to the Issuer and the immediate sale and transfer thereof by the Escrow Agent or any other party shall be registered and qualified or shall be exempt from registration under applicable federal, California, and all applicable state laws.

          (g) The Registration Statement filed with the SEC, the State of California, and all applicable states for the common stock of the buyer underlying the Warrants is, or will be at the Closing Date, effective under the Securities Act, applicable California and all other applicable state laws, and no stop order suspending the use of the prospectus therein or suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened. The Registration Statement and prospectus comply as to form with the requirements of the Securities Act and do not contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading.

          (h) Buyer has filed all reports required by the Exchange Act within the periods required by the Exchange Act and complied with its obligations under the Exchange Act, and none of its Exchange Act reports or filings contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading.

          (i) The consummation of the transaction contemplated by this Agreement does not violate or contravene any of the provisions of any charter, bylaw, or resolution of Buyer or of any indenture, agreement, judgment, or order to which Buyer is a party or by which Buyer is bound. In rendering its opinion, counsel for Buyer may rely on certificates of governmental authorities and on opinions of associate counsel.

     8.2.9     Effectiveness of Buyers' Registration Statement.  The
               -----------------------------------------------
Registration Statement filed with the SEC for the Warrants and the common stock of the Buyer underlying the Warrants is, or will be as of the Closing Date, effective under the Securities Act, California and all other applicable states' laws, and no stop order suspending the use of the prospectus therein or suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened. The Registration Statement and prospectus comply as to form with the requirements of the Securities Act and do not contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading.

     8.2.10    Buyer's Compliance with Securities Exchange Act of 1934.  Buyer
               -------------------------------------------------------
has filed all reports required by the Exchange Act within the periods required by the Exchange Act and complied with its obligations under the Exchange Act, and none of its Exchange Act reports or filings contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading.

     8.2.11    NASDAQ Listing Effective.   The Buyer's common stock underlying
               ------------------------
the Warrants shall be actively traded on the NASDAQ National Market System, and no procedures for the delisting of such common stock shall be instituted, or be pending or threatened.

     8.2.12    Receipt of Proceeds.  The Six Hundred Thousand Dollars
               -------------------
($600,000.00) in proceeds from the sale of the Warrants by the Escrow Agent pursuant to the Escrow Agreement shall be received without restriction by the Escrow Agent.

     8.2.13    Exemption for Issuance and Immediate Sale of Warrants. The
               -----------------------------------------------------
issuance of the Warrants to the Buyer pursuant to this Agreement shall be registered and qualified or shall be exempt from applicable federal and California law, and the immediate transfer of the Warrants by Escrow Agent on behalf of the Issuer or its nominee shall also be exempt from requirements of registration or qualification of such securities pursuant to all applicable United States and State law.

     9.   INDEMNIFICATION
          ---------------

     9.1  Indemnification by Issuer.  The Issuer shall hold harmless and
          -------------------------
indemnify Buyer and each of Buyer's past, present, and future directors, officers, shareholders, employees, attorneys, agents, and other affiliates from and against any loss, liability, damage, or expense, including without limitation reasonable attorney fees, that is directly or indirectly suffered or incurred at any time by Buyer or any of such directors, officers, shareholders, employees, attorneys, agents or other affiliates and that arises directly or indirectly out of or by virtue of, or is directly or indirectly connected with, the breach or inaccuracy of any of the representations and warranties of the Issuer or the failure of the Issuer to perform any of its covenants or obligations contained in this Agreement (including the Disclosure Schedules) or in any instrument or other document delivered hereunder or in connection herewith.

     9.2  Indemnification by Buyer.  Buyer shall hold harmless and indemnify the
          ------------------------
Issuer and each of Issuer's past, present and future directors, officers, shareholders, employees, attorneys, agents and other affiliates of the Issuer from and against any loss, liability, damage, or expense, including without limitation reasonable attorney fees, that is directly or indirectly suffered or incurred at any time by the Issuer or any of such directors, officers, shareholders, employees, attorneys, agents or other affiliates and that arises directly or indirectly out of or by virtue of, or is directly or indirectly connected with, the breach or inaccuracy of any of the representations and warranties of Buyer or the failure of Buyer to perform any of its covenants or obligations contained in this Agreement, including the Buyer's Disclosure Schedule, or in any instrument or other document delivered hereunder or in connection herewith.

     9.3  Notice and Opportunity to Defend.  If any legal proceeding is
          --------------------------------
initiated, or any claim or demand is made, against any person with respect to which such person (the "Indemnified Party") may make a claim against any party hereto (the "Indemnifying Party") pursuant to this Section 9, then the Indemnified Party shall give prompt written notice of such legal proceeding, claim, or demand to the Indemnifying Party. The Indemnifying Party shall, at its own expense and with its own counsel, defend or settle such legal proceeding, claim or demand; provided, however, that: (i) the Indemnifying Party shall keep the Indemnified Party informed of all material developments and events relating to such legal proceeding, claim or demand; (ii) the Indemnified Party shall have the right to participate, at its own expense, in the defense of such legal proceeding, claim or demand and shall cooperate as reasonably requested by the Indemnifying Party in the defense thereof; and (iii) the Indemnifying Party shall not settle such legal proceeding, claim or demand without the prior written consent of the Indemnified Party, which consent shall not be unreasonably withheld.

     9.4  Indemnification Not a Waiver.  A person's right to indemnification
          ----------------------------
pursuant to this Section 9 shall not be deemed to be such person's exclusive remedy in connection with or arising from the breach or inaccuracy of any of the representations and warranties of the Indemnifying Party or the failure of the Indemnifying Party to perform any of its covenants or obligations contained in this Agreement (including the Disclosure Schedules) or in any instrument or other document delivered hereunder or in connection herewith; and the exercise by any person of his right to demand and receive such indemnification shall not be deemed to prejudice, or to operate as a waiver of, any remedy to which such person may be entitled at law or equity.

     10.  RELATED MATTERS.
          ---------------

     10.1 Confidentiality.  Each party hereto will hold and will cause its
          ---------------
consultants and advisors to hold in strict confidence prior to the Closing Date, unless compelled to disclose by judicial or administrative process or, in the opinion of its counsel by other requirements of law, all documents and information concerning the other party furnished it by such other party or its representatives in connection with the transactions contemplated by this Agreement (except to the extent that such information can be shown to have been:
(i) previously known by the party to which it was furnished; (ii) in the public domain through no fault of the party to which it was furnished; or (iii) later lawfully acquired from other sources by the party to which it was furnished), and each party will not release or disclose such information to any other person, except its auditors, attorneys, financial advisors, bankers, and other consultants and advisors in connection with this Agreement.

     10.2 Notices.  All notices, requests, demands, claims, and other
          -------
communications hereunder shall be in writing and shall be deemed to have been duly given (i) if personally delivered, (ii) if mailed, five (5) business days after having been sent by registered or certified mail, return receipt requested, postage prepaid, addressed to the intended recipient as set forth below, (iii) if given by telex or telecopier, once such notice or other communication is transmitted to the telex or telecopier number specified below and the appropriate answer back or telephonic confirmation is received, provided that such notice or other communication is promptly thereafter mailed in accordance with the provisions of clause (ii) above, or (iv) if sent through an overnight delivery service in circumstances to which such service guarantees next day delivery, the day following being so sent:

     If to Buyer:

          Louis L. Knickerbocker
          The L.  L. Knickerbocker Co., Inc.
          30055 Comercio
          Rancho Santa Margarita, CA 92688
          Facsimile  (714) 858-0339

     Copy to:

          William R. Black, Esq.
          29 Summitcrest
          Dove Canyon, California 92679
          Facsimile (714) 888-7700

     If to the Issuer:

          James Scudder
          Self-Heating Container Corporation of America
          12675 Danielson Court, Suite 401
          Poway, California 92064
          Facsimile (619) 486-7204

     Copy to:

          Fisher Thurber LLP
          4225 Executive Square, Suite 1600
          La Jolla, California 92037-1483
          Facsimile (619) 535-1616

     Any party may give any notice, request, demand, claim, or other communication hereunder using any other means (including ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication shall be deemed to have been duly given unless and until it actually is received by the individual for whom it is intended. Any party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other parties notice in the manner herein set forth.

     10.3  Arbitration.  The parties hereby agree to submit all controversies,
           -----------
claims and matters of difference arising as a result of this Agreement and the transactions contemplated hereby to arbitration through Judicial Arbitration and Mediation Services ("JAMS") according to the rules and practices of JAMS governing commercial arbitration from time to time in force. Such arbitration shall be conducted in San Diego County, California. This submission and agreement to arbitrate shall be specifically enforceable. The parties agree to abide by all awards rendered in such proceedings. Such awards shall be final and binding on all parties to the extent, and in the manner, provided by California statute. Such awards shall not be subject to appeal. All such awards may be filed with the Clerk of the San Diego County Superior Court as a basis of judgment and of the issuance of execution for its collection and, at the election of the party making such filing, with the clerk of one or more other courts, state or federal, having jurisdiction over the party against whom such an award is rendered or the property of said party.

     10.4  Recovery of Fees and Costs.  If any arbitration proceeding is brought
           --------------------------
for the enforcement of this Agreement or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement or documents executed and delivered pursuant hereto, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' and experts' fees and other costs incurred in that proceeding, in addition to any other relief to which it or they may be entitled.

     10.5  Entire Agreement.  This Agreement represents the entire agreement of
           ----------------
the parties hereto with respect to the subject matter hereof, superseding all prior agreements, understandings, discussions, negotiations, representations, and commitments of any kind. This Agreement may not be amended or supplemented, nor may any rights hereunder be waived, except in a writing signed by each of the parties affected thereby.

     10.6 Section Headings.  The section headings in this Agreement are included
          ----------------
for convenience only and are not a part of this Agreement and shall not be used in construing it.

     10.7 Severability.  In the event that any provision or any part of any
          ------------
provision of this Agreement is held to be illegal, invalid, or unenforceable in any jurisdiction, as to such jurisdiction such illegality, invalidity, or unenforceability shall not affect the validity or enforceability of any other provision or part hereof. Any such illegality, invalidity, or unenforceability shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by law, the parties hereby waive any provision of law that renders any provision illegal, invalid, or unenforceable in any respect. In addition, in the event of any such illegality, invalidity or unenforceability, the parties agree that it is their intention and agreement that such provision which is held or determined to be illegal, invalid, or unenforceable as written in any jurisdiction, shall nonetheless be in force and binding to the fullest extent permitted by the law of the jurisdiction as though such provision had been written in such a manner and to such an extent as to be enforceable under the circumstances.

     10.8  Counterparts.  This Agreement may be executed in one or more
           ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     10.9  Further Assurances.  Each party hereto shall execute and deliver such
           ------------------
instruments and take such other actions as the other party or parties, as the case may be, may reasonably require in order to carry out the intent of this Agreement.

     10.10  Waiver of Compliance.  Any failure of the Issuer on the one hand,
            --------------------
or the Buyer on the other, to comply with any obligation, agreement, or condition herein may be expressly waived in writing by the party having the right to insist upon performance of such obligation, agreement, or condition; but such waiver or failure to insist upon strict compliance with such obligation, agreement, or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

     10.11  Assignment.  This Agreement and all of the provisions hereof shall
            ----------
be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests, or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties, except by operation of law.

     10.12  Publicity.  Neither the Issuer nor the Buyer shall make or issue, or
            ---------
cause to be made or issued, any announcement or written statement concerning this Agreement or the transactions contemplated hereby for dissemination to the general public prior to the Closing Date without the prior consent of the other party, which shall not be unreasonably withheld. This provision shall not apply, however, to any announcements made after the Closing Date, or to any announcement or written statement required to be made by law or the regulations of any federal or state governmental agency or any stock exchange, except that the party required to make such announcement shall, whenever practicable, consult with the other party concerning the timing and content of such announcement before such announcement is made.

     10.13  Governing Law Venue.  This Agreement and the legal relations among
            -------------------
the parties hereto shall be governed by and construed in accordance with the laws of the State of California, and the venue for any actions or claims in connection herewith shall be San Diego County, California.

     10.14  Third Parties.  Except as specifically set forth or referred to
            -------------
herein, nothing herein expressed or implied is intended or shall be construed to confer upon or give to any person or corporation other than the parties hereto and their successors or assigns, any rights or remedies under or by reason of this Agreement.

     10.15  Construction:
            ------------

     10.15.1   No Strict Construction.  The language used in this Agreement will
               ----------------------
be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against either party. Whenever required by the context, any gender shall include any other gender, the singular shall include the plural, and the plural shall include the singular. The words "herein", "hereof", "hereunder", and words of similar import, shall refer to the Agreement as a whole and not to a particular section.

     10.15.2   Independent Significance.  The parties hereto intend that each
               ------------------------
representation, warranty, and covenant contained herein shall have independent significance. If any party has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty, or covenant relating to the same subject matter (regardless of the relative levels of specificity) that the party has not breached, shall not detract from or mitigate the fact that the party is in breach of the first representation, warranty, or covenant.

IN WITNESS WHEREOF, the parties have duly executed Agreement as of the first date above mentioned.

THE L. L. KNICKERBOCKER CO., INC.


By: ___________________________________      Date:______________________
     Louis Knickerbocker, President

SELF HEATING CONTAINER CORPORATION OF CALIFORNIA.


By: __________________________________      Date:______________________
     James Scudder, President

                                                                     Exhibit "A"

                               STOCKHOLDER RECORD

                                                                     Exhibit "B"

                                LETTER OF INTENT

                                                                     Exhibit "C"


                                FORM OF WARRANT

                                                                     Exhibit "D"

                                ESCROW AGREEMENT

                                                                     Exhibit "E"


                       OBLIGATIONS OF SHC TO ISSUE STOCK

                                                                     Exhibit "F"


                          FINANCIAL STATEMENTS OF SHC

                                                                     Exhibit "G"

                          FINANCIAL STATEMENTS OF LLK